FINANCIAL INSTRUMENTS (Narrative) (Details) $ in Thousands	Mar. 31, 2020 USD ($)
Disclosure of detailed information about financial instruments [abstract]
10% strengthening (weakening) of the CAD against the USD increased (decreased) net income	$ 6,100
10% increase (decrease) in the market price of securities held foreign currency effects on comprehensive income	$ 663
Interest rate	4.35%